Exhibit 10.18

CONTRACT CARRIER

TRANSPORTATION AGREEMENT

AGREEMENT entered into effective on the date set forth below between COASTAL TRANSPORT CO., INC. with principal offices at 1603 Ackerman Road, San Antonio, Texas 78219 (“Carrier”) and SUSSER PETROLEUM COMPANY, LP, with offices at 555 East Airtex Drive, Houston, TX 77075 (“Shipper”).

RECITALS

A.	Carrier is engaged in the business of transporting property by motor vehicle, under its authority as a contract carrier.

B.	Shipper desires to avail itself of the transportation services of Carrier to satisfy the specific and distinct needs of Shipper in accordance with the provisions of this Agreement and Carrier is willing to provide such services to Shipper.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, the parties agree as follows:

1.	CARRIER’S OPERATING AUTHORITY

Carrier, if regulated by the Department of Transportation (“DOT”) or a state or other government entity, represents that it is authorized by the appropriate regulatory agency thereof, to transport, as a contract carrier, petroleum and other material, whether in bulk, dry freight or otherwise, in interstate, intrastate, or foreign commerce, from, to or between all points provided for herein, and to lawfully furnish to Shipper all of the transportation and related services provided for herein.

2.	TERM

The initial term of this Agreement shall commence upon the execution hereof and continue for a period of two years, unless sooner terminated for cause as hereinafter provided, and shall continue in effect for consecutive periods of six months each unless and until terminated by either party hereto upon written notice to the other given prior to the commencement of any such six-month period, to become effective at the expiration of such six-month period.

3.	ALL SHIPMENTS UNDER CONTRACT

Whether or not Carrier is allowed to operate, or does operate, as a common carrier, each and every shipment tendered to Carrier by Shipper on or after the date of this Agreement shall be subject only to the terms of this Agreement and the provisions of law applicable to contract motor carriage hereunder.

4.	RECEIPTS AND BILLS OF LADING

(a)	Carrier shall sign and promptly furnish to Shipper a receipt in a form acceptable to Shipper for each shipment received from Shipper or his designee.

(b)	If Shipper elects to use a bill of lading or other form of freight receipt or contract for any shipment, the terms, conditions, or provisions of such bill of lading or other form shall be subject and subordinate to the terms of this Agreement and in the event of a conflict, the provisions of this Agreement shall govern.

(c)	Upon delivery of each shipment, Carrier shall prepare and/or obtain a receipt on a form acceptable to Shipper, identifying the goods delivered, the condition of such goods, the location and party receiving the goods, and the date and time of delivery.

(d)	Carrier shall comply with all record keeping requirements of Shipper or otherwise imposed by applicable law relating to the services including, but not limited to the provision by Carrier to Shipper of bills of lading (collectively “Manifests”) with respect to all Product loads. In this regard, where Product is delivered to any Outlet on a “split-load” basis (that is, where Product is loaded onto a single transport vehicle but is delivered to more than one Outlet), the Manifest provided by Carrier to Shipper shall describe the specific amount of Product delivered to each Outlet with respect to any such split-load delivery.

5.	CARRIER’S OPERATIONS

(a)	Carrier shall furnish sufficient vehicles and accessorial equipment, adequately manned and maintained by it, necessary for the prompt transportation of Shipper’s freight and its delivery without undue delay in a safe, complete and efficient manner in performance of its transportation obligations under this Agreement. The vehicles and accessorial equipment shall be maintained and operated so as to prevent damage or contamination of transported product(s) or other property. Provided, however, that should Shipper’s volume experience temporary increases beyond that contemplated hereunder, Carrier shall be required to provide additional equipment in reasonable quantities, under the circumstances presented.

(b)	Carrier, at its sole cost and expense, shall employ for its services hereunder only competent, able and legally licensed personnel.

(c)	Carrier agrees at all times to comply with all federal, state and local laws, rules and regulations, applicable to its operations hereunder. Additionally, Carrier operates each location as a “non-segregated Facility” and the following Executive Orders, which are incorporated by reference in this Agreement:

*	Executive Order 11246, Equal Opportunity (as amended);

*	Executive Order 11701, Affirmative Action for Disabled and Vietnam Era Veterans;

*	Executive Order 11758, Affirmative Action for Handicapped Workers.

Carrier shall also file Standard Form 100 with the Office of Federal Contract Compliance or its designated Agency as required. Carrier agrees and covenants that none of its employees that provide service to Shipper pursuant to this Agreement are unauthorized aliens as defined in the Immigration Reform and Control Act of 1986.

(d)	Carrier shall comply with all fire, environmental and safety regulations of Shipper or of its consignees applicable to the plants or properties of Shipper or the consignee while Carrier’s equipment is at said location during transit or at points of origin or destination.

(e)	Carrier will make deliveries for Shipper in the manner or at times requested or give Shipper notice thereof and the reasons for its inability to make delivery as requested or at the times designated, but [subject to the provisions of Paragraph 5(a)], shall in no way relieve Carrier of liability, if any.

(f)	Carrier shall load, transport and deliver petroleum products, including gasoline additives and oxygenates as appropriate (“Product(s)”) from the Product Terminal(s) (“Terminal(s)”) as directed by Shipper to outlets (“Outlets”) as directed by Shipper.

(g)	Carrier shall perform the loading, transportation and delivery services (“Services”) in a prompt and efficient manner so as to (i) minimize Product shortages at the Outlets; and (ii) manage Product inventory in accordance with the levels set forth in Shipper’s fuel management systems, and (iii) deliver Product in specific time frames as mutually agreed by Shipper and Carrier.

(h)	Carrier shall permit Shipper to inspect the contents of Carrier’s transport vehicles, including periodic sampling and testing of the Products prior to any such Product being delivered to any of the Outlets.

(i)	Carrier shall notify Shipper immediately of any sampling done or any inquiries made by employees, agents, or representatives by any governmental authority or other party relating to any Products.

(j)	Carrier shall immediately stop the delivery of any Product when Carrier either suspects or becomes aware that such Product has been contaminated, adulterated, or otherwise fails to conform with the requirements of any and all Laws.

(k)

Carrier shall perform (subject to reasonable advance notification by Shipper of its transportation and other transportation-related requirements) the Services in accordance with the requirements of Shipper as such requirements may be amended from time to time at the sole discretion of Shipper. Furthermore, where any Terminal is owned, leased, or otherwise controlled in whole or in part by a third party, then Carrier, its employees, agents, representatives and contractors shall comply with all access, use and other requirements of any such third party relating to that Terminal.

(l)	Carrier shall not knowingly deliver fuel into tanks which are in compliance with all laws and regulations. Carrier will promptly notify Shipper of any tanks known to be out of compliance.

6.	RATES AND CHARGES

(a)	As full compensation for the Services provided by Carrier hereunder, Shipper shall pay Carrier in accordance with the rates, charges and other provisions set forth on Appendix A, B. C and D attached hereto and made a part hereof. Shipper shall have the right but not the obligation to offset any indebtedness owed by Carrier to Shipper against any indebtedness owed by Shipper to Carrier, whether arising from the Services under this Contract, or from any other business transaction between Shipper and Carrier, including without limitation amounts owing for purchases of fuel from Shipper by Carrier (either in the ordinary course or as a result of cross-drops).

(b)	In the event Shipper utilizes Carrier for the transportation of more than [***] loads per month, then Carrier shall rebate to Shipper the difference between amounts set forth on Appendix A and Appendix B. Carrier shall remit the appropriate rebate sum on or before the seventh day following the receipt by Carrier of Shipper’s verifiable statement of remittances and related rebates by Shipper to Carrier for the immediately preceding month. Carrier shall remit its rebate by overnight mail. In the event Carrier fails to pay the rebate timely, Shipper will be entitled to offset unpaid rebates against current billings of Carrier.

(c)	The rates and charges set forth on Appendix B shall be adjusted by Carrier to reflect increases or decreases in the costs of fuel, worker’s compensation insurance and comprehensive general liability or auto liability premiums, as more fully set forth on Appendix C. Notice of adjustments shall be made in writing by Carrier at least twelve (12) days prior to the effective date of said adjustment. Adjustments in fuel rates or charges pursuant to Section 6(c) shall be effective as on the first day of the month occurring subsequent to notice by Carrier to Shipper of a rate or charge adjustment. Adjustments in worker’s compensation insurance and comprehensive general liability or auto liability premium charges pursuant to Section 6(c) shall be effective, provided that fifteen days prior written notice is provided to Shipper, on the first day of the month following the renewal of worker’s compensation, comprehensive general liability or auto liability insurance.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	The rates and charges set forth on Appendix A, B and C shall be adjusted upon notice in the amounts set forth on Appendix D upon the occurrence of the events set forth on Appendix D.

7.	PAYMENT

Carrier shall not be required to send invoices to Shipper for the Services rendered pursuant hereto. Shipper shall make payment to Carrier in accordance with established practices agreed upon between the parties, but the inadvertent failure in one or more instances to make payment in accordance therewith shall not be deemed to be a breach of this Agreement; nor shall any such failure result in any charges hereunder, however derived or determined, higher than the charges that would be applicable in the absence of such failure. Shipper shall pay, on a weekly basis for shipments tendered and transported during the preceding week as determined and measured pursuant to 6(b) hereof.

8.	LICENSES, LAWS AND REGULATIONS

Carrier, at its sole cost and expense, shall procure and maintain all licenses and permits required for the transportation and related services hereunder and shall comply with all applicable law and regulations pertaining thereto.

9.	INDEMNIFICATION

(a)	As used in this Section 9, “Indemnified Parties” shall include, collectively, Shipper, SSP Partners and Susser Holdings, LLC and their respective subsidiaries, affiliates, and each of their respective partners, suppliers, terminals, customers, directors, officers, employees and agents.

(b)

Indemnity. CARRIER SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS EACH OF THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL FINES, LOSSES, DAMAGES, INJURIES, LIABILITIES AND CLAIMS OF ANY KIND FOR OR RELATING TO ANY INJURY TO OR DEATH OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, ANY EMPLOYEES, AGENTS OR REPRESENTATIVES OF CARRIER OR ANY EMPLOYEES, AGENTS REPRESENTATIVES AND INVITEES OF ANY OF THE INDEMNIFIED PARTIES), OR FOR OR RELATING TO ANY LOSS OF OR DAMAGE TO PROPERTY (INCLUDING LOSS OF USE THEREOF) OR FOR OR RELATING TO ANY ENVIRONMENTAL CONTAMINATION OR POLLUTION OR ARISING DIRECTLY OR INDIRECTLY FROM CARRIER’S FAILURE TO COMPLY WITH ANY OF THE TERMS OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEY’S FEES, COURT COSTS AND COSTS OF INVESTIGATION AND DEFENSE RELATING TO THE FOREGOING, RESULTING OR ARISING DIRECTLY OR INDIRECTLY FROM CARRIER’S PERFORMANCE UNDER THIS AGREEMENT OR THE SERVICES, INCLUDING, BUT NOT LIMITED TO, WITH RESPECT TO THE OWNERSHIP, OPERATION AND

MAINTENANCE OF CARRIER’S VEHICLES, OR EQUIPMENT USED BY CARRIER AND CARRIER’S EMPLOYEES OR AGENTS, OR WITH RESPECT TO ANY PROPERTY OF ANY OF THE INDEMNIFIED PARTIES, REGARDLESS OF WHETHER ANY OF THE ABOVE ARE ATTRIBUTABLE TO OR ARISE FROM THE JOINT OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR RESPONSIBILITY OF ANY OF THE INDEMNIFIED PARTIES OR ANY OTHER PERSON EXCEPT WHERE SUCH FINE, LOSS, DAMAGE, INJURY, LIABILITY OR CLAIM IS THE DIRECT RESULT OF THE WILLFUL MISCONDUCT OR SOLE OR GROSS NEGLIGENCE OF THE PARTY TO BE INDEMNIFIED. IT IS THE EXPRESS INTENTION OF THE PARTIES THAT THE DEFENSE AND INDEMNITY OBLIGATIONS OF CARRIER WITH RESPECT TO THE NEGLIGENCE OF THE INDEMNIFIED PARTIES, IS LIMITED TO THE AMOUNT OF [***].

(c)	Void or Unenforceable Indemnities; Contribution. In the event that the indemnity set forth in Section 9(b) above with respect to a particular fine, loss, damage, injury, liability or claim (or portions thereof) arising in connection with this Agreement or the performance of this Agreement, is determined to be unenforceable or void under applicable law, then (and only to the extent of such void or unenforceable portions thereof), in addition to any other remedies available to Shipper at law or in equity, Carrier shall defend, protect, indemnify, contribute, hold harmless, and render whole Shipper and the other Indemnified Parties, from and against each such fine, loss, damage, injury, liability or claim and any related cost or expense (including, but not limited to, reasonable attorney’s fees, court costs and other investigation and defense costs) to the extent arising from, attributable to, related to, or connected with the sole, joint or concurrent negligent acts, errors, omissions, strict liability or the willful misconduct of Carrier or any of Carrier’s affiliates, subsidiaries, employees, agents and representatives (collectively, the “Carrier Group”) relating to this Agreement or the performance of this Agreement (but only to the extent of the aggregate proportionate share of the Carrier Group’s sole, joint or concurrent negligent acts, errors, omissions, strict liability or willful misconduct), REGARDLESS OF THE CONCURRING OR CONTRIBUTORY FAULT OR NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF SHIPPER OR ANY OF THE OTHER INDEMNIFIED PARTIES, THE CARRIER GROUP OR ANY OTHER PERSON OR PARTY.

(d)

Liability Insurance. During the term hereof, Carrier agrees to procure and maintain liability insurance in not less than the minimum amounts, minimum limits and minimum coverages required to be carried by Carrier in Section 10 below to support its indemnity obligations set forth in this Agreement; PROVIDED HOWEVER, THAT TO THE MAXIMUM EXTENT PERMITTED

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

BY APPLICABLE LAW, SUCH INSURANCE LIMITS ARE NOT INTENDED TO LIMIT THE INDEMNITY OBLIGATIONS ASSUMED HEREUNDER.

(e)	Survival. This indemnification provision shall survive the cancellation, termination or expiration of this Agreement.

10.	SCHEDULE OF INSURANCE COVERAGES

Without any way limiting Carrier’s defense and indemnity obligation under Section 9 or elsewhere in this Agreement, and in addition to any other insurance requirements and obligations under this Agreement, Carrier shall procure and maintain at Carrier’s own expense during the term hereof the following minimum amounts, minimum limits and minimum coverages of insurance, together with all other insurance that may be required under the laws and regulations of any governmental authority with respect to Carrier’s operations in connection with this Agreement:

A certificate of insurance shall be provided to the Indemnitee at least 10 days prior to work commencing. The certificate must be on Acord Form 25. A valid certificate shall be maintained on file with the Indemnitee for the job duration and for the applicable two year period following acceptance of contractors work. All insurance policies shall be written with an insurance company rated A-IV or better by A.M. Best, with an insurance company licensed to write business in the State of Texas, and on a policy form acceptable to the Owner. Upon request, Carrier shall furnish Shipper with a copy of each policy.

Certificate Holder Wording:

Susser Petroleum Company, LP, its parent, subsidiary and affiliated companies, and each of their respective partners, suppliers, customers, directors, officers, employees and agents.

Certificate Holder Address:

Susser Petroleum Company, LP

Attn: Rob Darville

555 E. Airtex

Houston, Texas 77073

10.1.1	WORKER’S COMPENSATION

Coverage	Minimum Amounts and Limits
Worker’s Compensation	[***]
Employer’s Liability	[***] Each Accident
[***] Disease/Each Employee
[***] Disease/Policy Limit

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The policy shall include a Waiver of Subrogation and Alternate Employer Endorsement in favor of the Indemnitees (as shown above), ULS&H, and a 30 day advance notice of cancellation, non-renewal or material change of the policy.

10.1.2	COMMERCIAL GENERAL LIABILITY

Coverage	Minimum Amounts and Limits
Each Occurrence	[***]
General Aggregate	[***]
Products/Completed Operations Aggregate	[***]
Occurrence Basis	[***]

This policy shall be an acceptable form, endorsed to include the Indemnitees as Additional Insureds (Form 2010), include a Waiver of Subrogation in favor of the Indemnitees, contain a per Location/per Project Aggregate, Cross-Liability and Severability of Interest endorsements, state that this insurance is primary insurance as regards any other insurance carried by the Indemnitees, include a 30 day advance notice of cancellation, non-renewal or material change of the policy, and shall include the following coverages:

1.	Premises/Operations

2.	Independent Contractors

3.	Completed Operations for a period of two years following the acceptance of Contractor’s Work

4.	Broad Form Contractual Liability specifically in support of, but not limited to, the Indemnity sections of the contract

5.	Broad Form Property Damage

6.	Personal Injury Liability with employee and contractual exclusions removed

7.	Delete Exclusions relative to Collapse, Explosion and Underground Property Damage Hazards

10.1.3	COMPREHENSIVE AUTOMOBILE LIABILITY

Note: This policy shall include pollution coverage for claims arising from motor truck cargo, loading and unloading and while in transit, if these coverages are not included on a separate Contractors Pollution policy.

1.	Liability with minimum combined single limits of [***] each occurrence

2.	If hazardous materials are transported, a minimum combined single limit of [***] is required

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

This policy shall be endorsed to include the Indemnitees as Additional Insureds (Form 2010), include a Waiver of Subrogation in favor of the Indemnitees, contain Cross-Liability and

Severability of Interest endorsements, state that this insurance is primary insurance as regards any other insurance carried by the Indemnitees, and include a 30 day advance notice of cancellation, non-renewal or material change of the policy, include Broadened Pollution Coverage for Covered Autos endorsement (CA 9948 or equivalent), include MCS-90. A complete copy of the Automobile policy must be submitted upon request showing evidence of required endorsements.

10.1.4	UMBRELLA EXCESS LIABILITY INSURANCE

Coverage	Minimum Amounts and Limits
Bodily Injury/	[***] per occurrence
Property Damage (Occurrence Basis)	[***] aggregate

This policy shall be written on an umbrella excess basis following form of the above coverages as described in 10.1.4.1, 10.1.4.2, and 10.1.4.3 above and the policy shall be endorsed to include the Indemnitees as additional insureds, include a Waiver of Subrogation in favor of the Indemnitees, contain Cross-Liability and Severability of Interest endorsements, and state that this insurance is primary insurance as regards any other insurance carried by the Indemnitees. In addition, the policy shall be endorsed to provide first dollar defense coverage obligations.

10.2 POLLUTION

Note: This policy shall include pollution coverage for claims arising from motor truck cargo, loading and unloading, and while in transit, if these coverages are not included on the Automobile policy.

Contractors Pollution Liability including Motor Truck Cargo and Transportation

Coverage	Minimum Amounts and Limits
Each Claim	[***]
Policy Aggregate	[***]

This policy shall be endorsed to include the Indemnitees as Additional Insureds, contain a per Location/per Project Aggregate, state that this insurance is primary insurance as regards any other insurance carried by the Indemnitees, include a 30 day advance notice of cancellation, non-renewal or material change of the policy, and include a Per Project Aggregate. This policy shall

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

include pollution coverage for losses arising from cargo and while in transit, if coverage is not included on the Automobile policy.

10.3 The cost for the insurance provided pursuant to Section 10 is [***] % of the rates billed to Shipper.

10.4 If there are any additional premiums due to Carrier’s insurers to obtain the additional assureds status required by this Agreement, other than as set forth in Section 10 above, Carrier will submit the insurers’ additional premium costs to Shipper for Shipper’s payment; provided, however, that upon written notice to Carrier, Shipper shall have the right to modify the coverage required of Carrier hereunder if Shipper, in its sole discretion, deems the costs thereof to be excessive or no longer desirable. Shipper’s payments to Carrier shall be on behalf of the Shipper and the other Indemnified Parties (as defined in Section 9 above).

11.	FREIGHT LOSS OR DAMAGE

(a)	For loss, damage, injury or delay of any shipment hereunder while in the custody, possession or control of Carrier, Carrier hereby assumes the liability of a motor common carrier as provided in Section 11707 of Title 49 of the United States Code Annotated in effect on the date of this Agreement.

(b)	If any shipment hereunder or any part thereof is lost, damaged or destroyed, Carrier shall pay to Shipper the cost of the goods lost, damaged or destroyed.

(c)	Shipper shall submit to Carrier a written claim for loss of or damage to any shipment within ten (10) days after delivery of such shipment or in the case of failure to make delivery, after a reasonable time for such delivery has elapsed.

(d)	Shipper shall not be required to file any action at law to recover for loss or damage to any shipment earlier than two (2) years after Carrier has furnished Shipper with a written denial of its claim whether in whole or in part.

(e)	The provisions of this Section shall survive the cancellation, termination or expiration of this Agreement.

12.	OVERCHARGES AND UNDERCHARGES

(a)	Any action by Carrier to recover undercharges hereunder, or by Shipper to recover overcharges hereunder, shall be commenced not more than sixty (60) days after Carrier’s receipt of the shipment with respect to which such undercharge or overcharge is claimed due.

(b)	The provision of this Section shall survive the cancellation, termination or expiration of this Agreement.

13.	TERMINATION FOR DEFAULT, INSOLVENCY OR BANKRUPTCY

If a petition in bankruptcy should be filed by Carrier, or if Carrier should be adjudicated as bankrupt, or if Carrier should make a general assignment for the benefit of creditors, or if a receiver should be appointed on account of the insolvency of Carrier, or if Carrier should refuse to or fail to supply satisfactory and lawfully qualified personnel or the proper equipment or accessories thereof or should fail to make prompt payment for materials or labor, or disregard the instructions of Shipper or violate any law, rule or regulation applicable to the Carrier’s performance hereunder, or violate any provision of this Agreement, Shipper may, without prejudice to any other right or remedy, terminate this Agreement immediately upon notice. In such event, Carrier shall in no way be relieved of any liability resulting from its breach of any provisions hereunder.

14.	FORCE MAJEURE

The parties shall be excused from performance of this Agreement and shall not be liable for loss or damage where the loss or damage is caused by delay or failure to perform due to fire, riots, strikes, labor disputes, acts of God, governmental acts or regulations, delays of other carriers, or other matters, where all the foregoing is beyond the control of the parties to this Agreement, contractors, or material suppliers. In the event Carrier cannot make deliveries in the manner or at the times requested, it shall give Shipper reasonable notice thereof and the reasons for its inability to make delivery as requested or at the times requested. During the period that Carrier is hindered or prevented from performing its transportation services hereunder by reason of the causes listed in this Section, Shipper shall be free to contract with other carriers for the transportation of its freight.

15.	AUDIT

Each party and its fully authorized representative shall have access to accounting records and documents relating to this Agreement which shall be maintained for at least three (3) years after termination hereof for purposes of auditing such records at any reasonable time or times during the term hereof and up to three (3) years following termination.

16.	INDEPENDENT CONTRACTOR

It is expressly agreed that Carrier is acting hereunder solely as an independent contractor and that all persons performing services for Carrier shall be deemed agents, servants or employees of Carrier and that none of such persons shall be deemed agents, servants or employees of Shipper.

17.	CONFIDENTIALITY

Carrier may not disclose to any third party any shipment information hereunder without Shipper’s written consent; Shipper shall not disclose to any third party, other than Shipper’s affiliates, attorneys or lenders, the terms, conditions or rates contained in this Agreement without Carrier’s written consent.

18.	ASSIGNMENT

The rights and obligations of Shipper hereunder may be assigned to a third party upon written notice to Carrier.

19.	NOTICES

Notices or correspondence related to this Agreement shall be addressed to Shipper at:

Susser Petroleum Company, LP

555 East Airtex Drive

Houston, Texas 77073

Attn: Rocky Dewbre, with copy to:

E. V. Bonner, Jr.

SSP Partners

P. O. Box 9036

Corpus Christi, Texas 78469

and to Carrier at:

Coastal Transport Company, Inc.

1603 Ackerman Road

San Antonio, Texas 78219

Attn: Tim Braden

Timothy J. Herman

1900 Pearl Street

Austin, Texas 78705

(a)	Any such notice, request or other communication shall be delivered (i) by prepaid certified mail or nationally recognized courier messenger service with confirmed delivery, in which case it shall be deemed served as the date of mailing; (ii) by personal service upon Carrier or an authorized officer or manager of Shipper, in which case it shall be deemed served as the date of receipt; or (iii) by facsimile or other electronic communication system used by Carrier or Shipper, in which case it shall be deemed served as of the date of transmission.

(b)	Each party shall have the right, from time to time, to designate a different address by written notice given in conformity with this Paragraph.

20.	CHOICE OF LAW PROVISION

This Agreement shall be interpreted in accordance with the laws of the State of Texas.

21.	SECTION HEADINGS

The numbered section headings appearing in this Agreement do not constitute any part of this Agreement and shall not be considered in its interpretation.

22.	CONFLICTS OF LAW

In the event any provision of this Agreement is held to be invalid or unenforceable under applicable law, if effect or on validly retroactive to the effective date of this Agreement, the remaining provisions or portions thereof shall remain in full force and effect.

23.	SHIPPER’S FUEL ORDERING SYSTEM.

Carrier agrees to use Shipper’s fuel ordering system and, at Carrier’s sole cost, to obtain telecommunications and computer (with broadband Internet connection) equipment which meet the system requirements for such fuel ordering system.

24.	ENTIRE AGREEMENT

This Agreement, including the attached Appendices and Shipper’s forms identified herein, constitutes the entire Agreement of the parties with respect to the subject matter hereof, and supersedes and merges all prior discussions and writings between them and is not subject to modification or interpretation by either party other than by an amendment hereto duly executed by both parties.

[signatures on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of September 12, 2005.

COASTAL TRANSPORT CO., INC.

By:	/s/ Coastal Transport Co., Inc.

Name:

Title:	Chairman of the Board

SUSSER PETROLEUM COMPANY, LP By: Susser Petroleum Management Company, LLC, Its general partner

By:	/s/ Rocky Dewbre

Name:	Rocky Dewbre

Title:	President

APPENDIX A

(Page 1 of 2)

TRANSPORTATION AGREEMENT

between

Susser Petroleum Co., LP and Coastal Transport Co., Inc.

RATES

(Contract Effective September 1, 2005)

Metro

(Houston, Dallas, Fort Worth, and Austin, TX

Miles	Rate	Miles	Rate
0-10	[***]	251-260	[***]
11-20	[***]	261-270	[***]
21-30	[***]	271-280	[***]
31-40	[***]	281-290	[***]
41-50	[***]	291-300	[***]
51–60	[***]	301-310	[***]
61-70	[***]	311-320	[***]
71-80	[***]	321-330	[***]
81-90	[***]	331-340	[***]
91-100	[***]	341-350	[***]
101-110	[***]	351-360	[***]
111-12-	[***]	361-370	[***]
121-130	[***]	371-380	[***]
131-140	[***]	381-390	[***]
141-150	[***]	391-400	[***]
151-160	[***]	401-420	[***]
161-170	[***]	421-440	[***]
171-180	[***]	441-460	[***]
181-190	[***]	461-480	[***]
191-200	[***]	481-500	[***]
201-210	[***]	501-520	[***]
211-220	[***]	521-540	[***]
221-230	[***]	541-560	[***]
231-240	[***]	561-800	[***]
241-250	[***]	581-600	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX A

(Page 2 of 2)

TRANSPORTATION AGREEMENT

between

Susser Petroleum Co., LP and Coastal Transport Co., Inc.

RATES

(Contract Effective September 1, 2005)

Non-Metro

(Points other than Houston, Dallas, Fort Worth, and Austin, TX

Miles	Rate	Miles	Rate
0-10	[***]	251-260	[***]
11-20	[***]	261-270	[***]
21-30	[***]	271-280	[***]
31-40	[***]	281-290	[***]
41-50	[***]	291-300	[***]
51–60	[***]	301-310	[***]
61-70	[***]	311-320	[***]
71-80	[***]	321-330	[***]
81-90	[***]	331-340	[***]
91-100	[***]	341-350	[***]
101-110	[***]	351-360	[***]
111-12-	[***]	361-370	[***]
121-130	[***]	371-380	[***]
131-140	[***]	381-390	[***]
141-150	[***]	391-400	[***]
151-160	[***]	401-420	[***]
161-170	[***]	421-440	[***]
171-180	[***]	441-460	[***]
181-190	[***]	461-480	[***]
191-200	[***]	481-500	[***]
201-210	[***]	501-520	[***]
211-220	[***]	521-540	[***]
221-230	[***]	541-560	[***]
231-240	[***]	561-800	[***]
241-250	[***]	581-600	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX B

(Page 1 of 2)

TRANSPORTATION AGREEMENT

between

Susser Petroleum Co., LP and Coastal Transport Co., Inc.

RATES AFTER VOLUME DISCOUNT

(Contract Effective September 1, 2005)

Metro

(Houston, Dallas, Fort Worth, and Austin, TX

Miles	Rate	Miles	Rate
0-10	[***]	251-260	[***]
11-20	[***]	261-270	[***]
21-30	[***]	271-280	[***]
31-40	[***]	281-290	[***]
41-50	[***]	291-300	[***]
51–60	[***]	301-310	[***]
61-70	[***]	311-320	[***]
71-80	[***]	321-330	[***]
81-90	[***]	331-340	[***]
91-100	[***]	341-350	[***]
101-110	[***]	351-360	[***]
111-12-	[***]	361-370	[***]
121-130	[***]	371-380	[***]
131-140	[***]	381-390	[***]
141-150	[***]	391-400	[***]
151-160	[***]	401-420	[***]
161-170	[***]	421-440	[***]
171-180	[***]	441-460	[***]
181-190	[***]	461-480	[***]
191-200	[***]	481-500	[***]
201-210	[***]	501-520	[***]
211-220	[***]	521-540	[***]
221-230	[***]	541-560	[***]
231-240	[***]	561-800	[***]
241-250	[***]	581-600	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX B

(Page 2 of 2)

TRANSPORTATION AGREEMENT

between

Susser Petroleum Co., LP and Coastal Transport Co., Inc.

RATES

(Contract Effective September 1, 2005)

Non-Metro

(Points other than Houston, Dallas, Fort Worth, and Austin, TX

Miles	Rate	Miles	Rate
0-10	[***]	251-260	[***]
11-20	[***]	261-270	[***]
21-30	[***]	271-280	[***]
31-40	[***]	281-290	[***]
41-50	[***]	291-300	[***]
51–60	[***]	301-310	[***]
61-70	[***]	311-320	[***]
71-80	[***]	321-330	[***]
81-90	[***]	331-340	[***]
91-100	[***]	341-350	[***]
101-110	[***]	351-360	[***]
111-12-	[***]	361-370	[***]
121-130	[***]	371-380	[***]
131-140	[***]	381-390	[***]
141-150	[***]	391-400	[***]
151-160	[***]	401-420	[***]
161-170	[***]	421-440	[***]
171-180	[***]	441-460	[***]
181-190	[***]	461-480	[***]
191-200	[***]	481-500	[***]
201-210	[***]	501-520	[***]
211-220	[***]	521-540	[***]
221-230	[***]	541-560	[***]
231-240	[***]	561-800	[***]
241-250	[***]	581-600	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX C

Susser Petroleum Co,, LP – Table of Averages

(Effective August 1, 2005)

GULF COAST AVERAGES
	DECREASE							INCREASE
Miles	$1.601 to $1.650	$1.651 to $1.700	$1.701 to $1.750	$1.751 to $1.800	$1.801 to $1.850	$1.851 to $1.900	$1.901 to $1.999	$2.000 to $2.049	$2.050 to $2.099	$2.100 to $2.149	$2.150 to $2.199	$2.200 to $2.249	$2.250 to $2.299	$2.300 to $2.349	$2.350 to $2.399	$2.400 to $2.449	$2.450 to $2.499
0-10	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
11-20	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
21-30	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
31-40	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
41-50	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
51-60	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
61-70	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
71-80	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
81-90	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
91-100	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
101-110	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
111-120	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
121-130	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
131-140	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
141-150	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
151-160	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
161-170	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
171-180	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
181-190	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
191-200	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
201-210	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
211-220	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
221-230	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
231-240	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
241-250	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
251-260	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
261-270	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
271-280	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
281-290	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
291-300	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
301-310	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
311-320	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
321-330	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
331-340	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
341-350	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
351-360	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
361-370	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GULF COAST AVERAGES
	DECREASE							INCREASE
Miles	$1.601 to $1.650	$1.651 to $1.700	$1.701 to $1.750	$1.751 to $1.800	$1.801 to $1.850	$1.851 to $1.900	$1.901 to $1.999	$2.000 to $2.049	$2.050 to $2.099	$2.100 to $2.149	$2.150 to $2.199	$2.200 to $2.249	$2.250 to $2.299	$2.300 to $2.349	$2.350 to $2.399	$2.400 to $2.449	$2.450 to $2.499
371-380	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
381-390	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
391-400	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
401-420	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
421-440	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
441-460	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
461-480	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
481-500	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
501-520	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
521-540	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
541-560	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
561-580	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
581-600	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX D

ADJUSTMENTS

ANCILLARY CHARGES TO BE PAID BY SHIPPER:

Split Loading-Deliveries or Extra Stops: [***] Plus Total Miles

Truck Pump Off Fees: [***] gallons [***]

Wait Time on Delays: Provided written directive is given by Susser (Customer) the following wait times are effective.

[***] to Load

[***] to Unload

Charge [***] per minute after free time.

Free time started at arrival of 1st pull point and is accumulative until finished loading.

CHARGES FOR LATE DELIVERY AND OUTAGES TO BE PAID BY CARRIER:

Late delivery caused by carrier with price changes:

Price difference from supplier times gallons

Outages caused by carrier - [***] per hour plus price difference between Super & Unleaded or Plus & Unleaded. Diesel [***] p/h.

*	CONFIDENTIAL TREATMENT REQUESTED: INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND IS NOTED WITH “[***].” AN UNREDACTED VERSION OF THIS DOCUMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.